RESTRICTED CASH AND SHORT-TERM DEPOSITS	12 Months Ended
Dec. 31, 2019
Restricted Cash and Investments [Abstract]
RESTRICTED CASH AND SHORT-TERM DEPOSITS

12.	RESTRICTED CASH AND SHORT-TERM DEPOSITS

Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2019	2018
Restricted cash relating to the total return equity swap (1)	55,573	82,863
Restricted cash in relation to the Hilli (2)	75,968	174,597
Restricted cash and short-term deposits held by lessor VIEs (3)	34,947	176,428
Restricted cash relating to the $1.125 billion debt facility (4)	10,975	17,657
Collateral on the Margin Loan facility (5)	10,000	33,413
Restricted cash relating to office lease	826	777
Bank guarantee	—	691
Total restricted cash and short-term deposits	188,289	486,426
Less: Amounts included in current restricted cash and short-term deposits	(111,545)	(332,033)
Long-term restricted cash	76,744	154,393

(1) Restricted cash relating to the share repurchase forward swap refers to the collateral required by the bank with whom we entered into a total return equity swap. Collateral of 20% of the total purchase price is required and this is subsequently adjusted with reference to the Company's share price. In November 2019, we purchased 1.5 million shares underlying the total return equity swap that resulted in $54.7 million of restricted cash being released (see note 24).

(2) In November 2015, in connection with the issuance of a $400 million letter of credit by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305.0 million to support the performance guarantee.

Under the provisions of the $400 million letter of credit, the terms allow for a stepped reduction in the value of the guarantee over time and thus, conversely, a reduction in the cash collateral requirements. In 2017, the $400 million letter of credit and the cash collateral requirement was reduced to $300 million and $174.6 million, respectively, with no further reduction in 2018. In 2019, the letter of credit was reduced to $250.0 million and a contractual amendment further reduced the letter of credit to $125.0 million and the cash collateral to $76.0 million. There is no further contractual reduction expected until 2021.

In November 2016, after certain conditions precedent were satisfied by the Company, the letter of credit required in accordance with the signed LTA was re-issued and, with an initial expiry date of December 31, 2018, the letter of credit automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the Hilli by the charterer, unless the bank should exercise its option to exit from this arrangement by giving three months' notice prior to the annual renewal date.

(3) These are amounts held by lessor VIE entities that we are required to consolidate under U.S. GAAP into our financial statements as VIEs (see note 5).

(4) This refers to cash deposits required under the $1.125 billion debt facility (see note 18). The covenant requires that, on the second anniversary of drawdown under the facility, where we fall below a prescribed EBITDA to debt service ratio, additional cash deposits with the financial institution are required to be made or maintained.

(5) Collateral held against the Margin Loan facility is required to satisfy one of the mandatory prepayment events within the facility, with this having been triggered when the closing price of the Golar Partners common units pledged by us as security for the obligations under the facility fell below a defined threshold. If certain requirements are met, the facility allows for the release of the collateral (see note 18).
Restricted cash does not include minimum consolidated cash balances of $50.0 million (see note 18) required to be maintained as part of the financial covenants for our loan facilities, as these amounts are included in "Cash and cash equivalents".